Income Taxes	1 Months Ended
Jun. 30, 2018
Successor [Member]
Income Taxes

16. Income taxes

NESR is a holding company incorporated in the British Virgin Islands which imposes a zero percent statutory corporate income tax rate. The Subsidiaries operate in multiple tax jurisdictions throughout the MENA and APAC regions. NPS is based in the Emirate of Dubai in the UAE where no federal taxation exists and operates in 12 countries, where statutory tax rates generally vary from 0% to 35%. GES is based in the Sultanate of Oman, which has a 15% statutory corporate income tax rate, and also operates in the Kingdom of Saudi Arabia, Algeria, Kuwait and Yemen.

Provision for income taxes is based on the tax laws and rates applicable in the jurisdictions in which we operate and earn income. For the Successor Period, the Company’s estimated effective tax rate was 20.6% based on estimated annual income from continuing operations before income taxes. For the 2018 Predecessor Quarter, the 2018 Predecessor Period, 2017 Predecessor Quarter and the 2017 Predecessor Period, the Company’s effective tax rates were 51.4%, 25.8%, 12.3%, and 16.0%, respectively. The tax rate for the 2018 Predecessor Period was higher at 51.4% as compared to the earlier Predecessor periods because of additional losses incurred with no related tax benefits.

For the period ended June 30, 2018, the Company has not recorded deferred tax amounts related to the Business Combination purchase price allocation adjustments because the Company is in the process of allocating the value of its intangible assets to the various entities. Accordingly, the deferred tax impact, if any, related to the Business Combination purchase price allocation adjustments will be included in the financial statements for the period ending September 30, 2018.